UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

First Business Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Charmany Drive

Madison, Wisconsin 53719

(Address of principal executive offices) (Zip code)

(608) 238-8008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2012, First Business Financial Services, Inc. announced its earnings for the quarter ended March 31, 2012. A copy of the registrant’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

99.1	Press release of the registrant dated April 27, 2012, containing financial information for its quarter ended March 31, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ James F. Ropella
	Name:	James F. Ropella
	Title:	Senior Vice President and CFO

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number

99.1	Press release of the registrant dated April 27, 2012, containing financial information for its quarter ended March 31, 2012.